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                                                                      EXHIBIT 32

          CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL
             OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Martin H. Singer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of PCTEL, Inc. on Form 10-Q, as amended to date, for the fiscal quarter ended March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of PCTEL, Inc. A signed original of this written statement required by Section 906 has been provided to PCTEL, Inc. and will be retained by PCTEL, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                                               By:       /s/ Martin H. Singer
                                                         --------------------
DATE: May 14, 2004                             NAME:     MARTIN H. SINGER
                                               Title:    Chief Executive Officer

I, John Schoen, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of PCTEL, Inc. on Form 10-Q, as amended to date, for the fiscal quarter ended March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of PCTEL, Inc. A signed original of this written statement required by Section 906 has been provided to PCTEL, Inc. and will be retained by PCTEL, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                                             By:    /s/ John Schoen
                                                    ---------------------------
DATE: May 14, 2004                           NAME:  JOHN SCHOEN
                                             Title: Chief Operating Officer and
                                             Chief Financial Officer


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